UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1502 E. Walnut Seguin, Texas 78155
(Address of Principal executive offices)

Registrant's telephone number, including area code:	(830) 379-1480

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 7.01   Regulation FD Disclosure.

On November 30, 2004, the Company issued a press release announcing that its subsidiary Alamo Group (EUR) Limited has agreed to purchase 100% of the issued and outstanding shares of Spearhead Machinery Limited subject to a definitive Purchase Agreement and certain other requirements.  The transaction is expected to close in early 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

    (c)  Exhibits

    99.1 Press Release, dated November 30, 2004, issued by Alamo Group Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALAMO GROUP INC. (Registrant)

Date: December 1, 2004	By: /s/ Robert H. George
Robert H. George,
Vice President-Administration